UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: November 14, 2005

FLAG FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-24532	58-2094179
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3475 Piedmont Road, N.E., Suite 500

Atlanta, Georgia 30305

(Address of Principal Executive Offices)

(Zip Code)

(404) 760-7700

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported on the Current Report on Form 8-K filed on August 16, 2005, the Board of Directors of Flag Financial Corporation (the “Company”) approved the reduction of exercise prices and forfeiture of the remaining term of the Company’s common stock warrants in order to induce the warrant holders to immediately exercise the warrants to facilitate the consummation of the merger with First Capital Bancorp, Inc. (“Warrant Adjustments”).

On November 14, 2005, Flag and certain of the warrant holders entered into Warrant Modification Agreements to amend the Warrant Agreements and Form of Warrants to reflect the Warrant Adjustments. Pursuant to the Warrant Modification Agreements, the warrant holders exercised their warrants on November 14, 2005, and upon such exercise, the Company issued a total of 1,230,000 shares of common stock in consideration for an aggregate exercise price of $8,139,503. The following table summarizes the warrants which were adjusted and their years of issuance, original weighted exercise prices and adjusted weighted exercise prices:

Year of Issuance	Number of Warrants	Original Weighted Exercise Price	Adjusted Weighted Exercise Price
2002	1,212,000	$9.21	$6.59
2003	12,000	11.50	8.23
2004	6,000	13.01	9.31

The form of Warrant Agreements and Form of Warrants and the form of Warrant Modification Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 hereof is incorporated herein by reference. The Company relied on the exemptions from registration requirements provided by Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, for the issuance and sale of the shares of common stock upon the exercise of warrants.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

10.1	Form of Warrant Modification Agreement.

10.2	Form of Warrant Agreement and Form of Warrant (incorporated by reference from Exhibit 4.2 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FLAG FINANCIAL CORPORATION

By:	/s/ J. Daniel Speight
J. Daniel Speight
Vice Chairman, Chief Financial Officer and Secretary

Dated: November 17, 2005

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Warrant Modification Agreement.

10.2	Form of Warrant Agreement and Form of Warrant (incorporated by reference from Exhibit 4.2 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2004).